UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2019

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 2.02 Results of Operations and Financial Condition

On February 28, 2019, PG&E Corporation issued a press release reporting its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (the “Utility”), for the quarter and year ended December 31, 2018. The press release is attached as Exhibit 99.1 to this report. A slide presentation, which includes supplemental information relating to PG&E Corporation and the Utility, is attached as Exhibit 99.2 to this report. The Exhibits will be posted on PG&E Corporation’s website at http://investor.pgecorp.com.

The information included in this Current Report on Form 8-K (other than under Item 8.01) is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure

Exhibits

The information included in the Exhibits to this report is incorporated by reference in response to this Item 7.01, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the California Public Utilities Commission (“CPUC”) and the Federal Energy Regulatory Commission (“FERC”) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “News & Events: Events & Presentations” tab and links to certain documents and information related to the 2018 Camp fire, 2017 Northern California wildfires, and 2015 Butte fire which may be of interest to investors, at http://investor.pgecorp.com, under the “Wildfire Updates” tab, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

Item 8.01 Other Events

On February 28, 2019, PG&E Corporation provided an update on the expected financial impact of the 2018 Camp fire and 2017 Northern California wildfires as part of the announcement of its full year and fourth quarter 2018 financial results. Although the cause of the 2018 Camp fire is still under investigation, based on the information currently known to PG&E Corporation and reported to the CPUC and other agencies, PG&E Corporation believes it is probable that the Utility’s equipment will be determined to be an ignition point of the 2018 Camp fire.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	Press release dated February 28, 2019

Exhibit 99.2	Slide presentation dated February 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Jason P. Wells
Dated: February 28, 2019		Jason P. Wells Senior Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
Dated: February 28, 2019		David S. Thomason Vice President, Chief Financial Officer and Controller